UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2004

                               SBS Interactive Co.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


           Florida                     0-28363                  65-0705830
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                             20 Viceroy Road, Unit 5
                            Concord, Ontario M4K 3N8
                                     Canada
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (905) 660-0646


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Barry I. Hechtman, P.A., the independent accountants who had been engaged by SBS Interactive Co. (the "Company") as the principal accountants to audit the Company's consolidated financial statements, resigned effective February 10, 2004.

     The report of Barry I. Hechtman, P.A. on the financial statements of the Company as of and for the years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion, or a disclaimer of opinion, however the report was modified as to the Company's ability to continue as a going concern. The report was not qualified or modified as to audit scope or accounting principles. During the Company's two most recent fiscal years and the interim period from January 1, 2004 through the date of resignation, the Company did not have any disagreements with Barry I. Hechtman, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Barry I. Hechtman, P.A., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         16(c)    Letter re Change in Certifying Accountant.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS Interactive Co.



By: /s/ Todd Gotlieb
    ---------------------------------
    Todd Gotlieb, President

Dated:  February 11, 2004

















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


                                                                   EXHIBIT 16(c)

February 11, 2004



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC  20549

Re:   SBS Interactive Co.
      File No. 0-28363

We have read Item 4 of the Form 8-K of SBS Interactive Co. dated February 11, 2004, and agree with the statements contained therein.

Very truly yours,


/s/Barry I. Hechtman, P.A.
Barry I. Hechtman, P.A.